UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2020

TD Ameritrade Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-35509	82-0543156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 South 108th Avenue
 Omaha, Nebraska   68154

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (800) 669-3900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.01 par value	AMTD	The Nasdaq Stock Market LLC Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion on October 6, 2020 (the “Effective Date”) of the previously announced acquisition of TD Ameritrade Holding Corporation, a Delaware corporation (“TD Ameritrade”), by The Charles Schwab Corporation, a Delaware corporation (“Schwab”), pursuant to the Agreement and Plan of Merger, dated as of November 24, 2019 (as amended, the “Merger Agreement”), by and among TD Ameritrade, Schwab and Americano Acquisition Corp., a wholly owned subsidiary of Schwab (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub merged with and into TD Ameritrade (the “Merger”), with TD Ameritrade continuing as the surviving corporation and as a wholly owned subsidiary of Schwab.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of TD Ameritrade (“TD Ameritrade Common Stock”) outstanding immediately prior to the Effective Time (other than certain shares held by TD Ameritrade and Schwab) was converted into the right to receive 1.0837 (the “Exchange Ratio”) shares of voting common stock, par value $0.01 per share, of Schwab (“Schwab Common Stock”); provided, however, that in accordance with the terms of the Merger Agreement, The Toronto-Dominion Bank, a Canadian-chartered bank (“TD Bank”) and its affiliates received Schwab Common Stock only up to a maximum of 9.9% of the Schwab Common Stock (including any other shares of Schwab Common Stock then owned by TD Bank and its affiliates) and otherwise received one share of nonvoting common stock, par value $0.01 per share, of Schwab (“Schwab Nonvoting Common Stock” and, together with the Schwab Common Stock, the “Schwab Common Shares”), in lieu of each share of Schwab Common Stock that it would otherwise have received in excess of such percentage. No fractional shares of Schwab Common Stock were issued in the Merger, and TD Ameritrade stockholders became entitled to receive cash in lieu of any fractional shares (such cash and the newly issued shares of Schwab Common Stock and Schwab Nonvoting Common Stock, the “Merger Consideration”).

Treatment of Equity Awards

At the Effective Time, each outstanding option to purchase shares of TD Ameritrade Common Stock, whether vested or unvested, was assumed by Schwab and became an option to purchase shares of Schwab Common Stock, on the same terms and conditions as applied to such option immediately prior to the Effective Time, except that (a) the number of shares of Schwab Common Stock subject to such option became equal to the product of (i) the number of shares of TD Ameritrade Common Stock that were subject to such option immediately prior to the Effective Time multiplied by (ii) the Exchange Ratio, rounded down to the nearest whole share, and (b) the per-share exercise price became equal to the quotient of (i) the exercise price per share of TD Ameritrade Common Stock at which such option was exercisable immediately prior to the Effective Time, divided by (ii) the Exchange Ratio, rounded up to the nearest whole cent.

At the Effective Time, each outstanding restricted stock unit award with respect to shares of TD Ameritrade Common Stock (other than any such award granted under the TD Ameritrade Holding Corporation 2006 Directors Incentive Plan (the “Directors Plan”)), whether vested or unvested, was assumed by Schwab and became a restricted stock unit award with respect to shares of Schwab Common Stock, on the same terms and conditions as applied to such award immediately prior to the Effective Time, except that the number of shares of Schwab Common Stock subject to such award became equal to the product of (i) the number of shares of TD Ameritrade Common Stock that were subject to such award prior to the Effective Time multiplied by (ii) the Exchange Ratio, rounded to the nearest whole share.

At the Effective Time, each outstanding restricted stock unit award with respect to shares of TD Ameritrade Common Stock that was eligible to vest based on the achievement of performance goals was assumed by Schwab and converted into a restricted stock unit award with respect to shares of Schwab Common Stock, on the same terms and conditions (other than performance-based vesting conditions) as applied to such award immediately prior to the Effective Time, except that the number of shares of Schwab Common Stock subject to such award became equal to the product of (i) the number of shares of TD Ameritrade Common Stock earned immediately prior to the Effective Time (which TD Ameritrade determined were earned at target) multiplied by (ii) the Exchange Ratio, rounded to the nearest whole share.

At the Effective Time, each outstanding restricted stock unit award with respect to shares of TD Ameritrade Common Stock granted under the Directors Plan, whether vested or unvested, became vested (if unvested), and was cancelled and converted into the right to receive the Merger Consideration with respect to each underlying share of TD Ameritrade Common Stock.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement (including the amendment thereto), copies of which are attached as Exhibit 2.1 and Exhibit 2.2 hereto, respectively, and incorporated herein by reference.

The aggregate number of Schwab Common Shares payable as Merger Consideration was approximately 509 million shares of Schwab Common Stock and approximately 77 million shares of Schwab Nonvoting Common Stock. The issuance of shares of Schwab Common Stock in connection with the Merger (other than the shares issued to TD Bank) was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (File No. 333-237064), as amended, filed by Schwab with the Securities and Exchange Commission (the “Commission”) and declared effective on May 6, 2020 (the “Registration Statement”). The joint proxy statement/prospectus included in the Registration Statement contains additional information about the Merger Agreement and the transactions contemplated thereby.

Item 1.01.	Entry into a Material Definitive Agreement.

On the Effective Date, in connection with the closing of the Merger, TD Ameritrade and U.S. Bank National Association (the “Trustee”) entered into a Sixth Supplemental Indenture (the “Sixth Supplemental Indenture”) to that certain Indenture, dated as of October 22, 2014, between TD Ameritrade and the Trustee (as supplemented prior to the date hereof, including as supplemented by the First Supplemental Indenture, dated as of October 22, 2014 (the “First Supplemental Indenture”), which established and provided for the issuance of TD Ameritrade’s 3.625% Senior Notes due 2025 (the “2025 Notes”), the Third Supplemental Indenture, dated as of April 27, 2017 (the “Third Supplemental Indenture”), which established and provided for the issuance of TD Ameritrade’s 3.300% Senior Notes due 2027 (the “2027 Notes”), the Fourth Supplemental Indenture, dated as of November 1, 2018 (the “Fourth Supplemental Indenture”), which established and provided for the issuance of TD Ameritrade’s Senior Floating Rate Notes due 2021 and 3.750% Senior Notes due 2024 (the “2024 Notes”), and the Fifth Supplemental Indenture, dated as of August 16, 2019 (the “Fifth Supplemental Indenture” and, together with the First Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Supplemental Indentures”), which established and provided for the issuance of TD Ameritrade’s 2.750% Senior Notes due 2029 (the “2029 Notes” and, together with the 2025 Notes, the 2027 Notes and the 2024 Notes, the “Notes”)), which amended each of the Supplemental Indentures to provide that the Notes issued thereunder shall not be redeemable until April 6, 2021.

The foregoing description of the Sixth Supplemental Indenture is qualified in its entirety by reference to the full text of the Sixth Supplemental Indenture, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

On the Effective Date and effective as of the Effective Time, TD Ameritrade, Inc., TD Ameritrade Clearing, Inc., and TD Ameritrade Trust Company entered into a Consent, Agreement and Joinder to the Amended and Restated IDA Agreement (the “IDA Joinder”), pursuant to which these entities became parties to that certain Amended and Restated Insured Deposit Account Agreement, dated as of November 24, 2019 (the “A&R IDA Agreement”), by and among Schwab and certain affiliates of TD Bank. The A&R IDA Agreement became effective upon the Effective Time.

The information describing the A&R IDA Agreement, as set forth in the joint proxy statement/prospectus of TD Ameritrade and Schwab that was included in the Registration Statement, is incorporated by reference into this Item 1.01. The foregoing descriptions of the IDA Joinder and the A&R IDA Agreement are qualified in their entirety by reference to the full text of the IDA Joinder and the A&R IDA Agreement, respectively, copies of which are attached as Exhibit 10.1 and Exhibit 10.2, respectively, hereto and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note, and the information describing Schwab’s previously disclosed entry into certain arrangements with TD Bank in connection with the Merger, as set forth in the joint proxy statement/prospectus of TD Ameritrade and Schwab that was included in the Registration Statement, is incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note is incorporated by reference into this Item 3.01.

Prior to the Effective Time, the TD Ameritrade Common Stock was listed and traded on the NASDAQ Global Select Market (“NASDAQ”) under the trading symbol “AMTD.” On the Effective Date, TD Ameritrade notified NASDAQ that the Merger had been completed and requested that NASDAQ (i) suspend trading of the TD Ameritrade Common Stock on NASDAQ, (ii) withdraw the TD Ameritrade Common Stock from listing on NASDAQ prior to the open of trading on the Effective Date, and (iii) file with the SEC a notification of removal from listing on Form 25 to delist the TD Ameritrade Common Stock from NASDAQ and deregister the TD Ameritrade Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the TD Ameritrade Common Stock will no longer be listed on NASDAQ.

TD Ameritrade intends to file with the Commission certifications on Form 15 under the Exchange Act requesting the deregistration of TD Ameritrade Common Stock under Section 12(g) of the Exchange Act and the suspension of TD Ameritrade’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable.

Item 3.03.	Material Modification of Rights of Security Holders.

The information set forth in the Introductory Note, Item 3.01, Item 5.01, Item 5.02 and Item 5.03 is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note, Item 3.01, Item 3.03 and Item 5.02 is incorporated by reference into this Item 5.01.

As a result of the Merger, a change in control of TD Ameritrade occurred, and TD Ameritrade is now a wholly owned subsidiary of Schwab.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note is incorporated by reference into this Item 5.02.

Pursuant to the Merger Agreement, at the Effective Time, TD Ameritrade’s directors ceased serving in such capacity, and the directors of Merger Sub became the directors of TD Ameritrade.

In connection with the completion of the Merger, the H.R. and Compensation Committee of the Board of Directors of TD Ameritrade approved the payment of a one-time cash transition bonus of $600,000 to Stephen J. Boyle in recognition of his contributions as interim President and Chief Executive Officer of TD Ameritrade.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note is incorporated by reference into this Item 5.03.

In accordance with the Merger Agreement, at the Effective Time, the certificate of incorporation of TD Ameritrade, as in effect immediately prior to the Effective Time, was amended and restated in its entirety. A copy of the amended and restated certificate of incorporation of TD Ameritrade is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

In accordance with the Merger Agreement, at the Effective Time, the bylaws of Merger Sub became the bylaws of TD Ameritrade. A copy of the bylaws is attached as Exhibit 3.2 hereto and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On the Effective Date, Schwab issued a press release announcing the completion of the Merger. A copy of the press release is furnished as Exhibit 99.1 hereto. Such press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by TD Ameritrade under the Securities Act or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of November 24, 2019, by and among The Charles Schwab Corporation, TD Ameritrade Holding Corporation and Americano Acquisition Corp. (incorporated by reference to Exhibit 2.1 to TD Ameritrade’s Current Report on Form 8-K, filed with the Commission on November 27, 2019)
2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of May 14, 2020, by and among The Charles Schwab Corporation, TD Ameritrade Holding Corporation and Americano Acquisition Corp. (incorporated by reference to Exhibit 2.2 to TD Ameritrade’s Current Report on Form 8-K, filed with the Commission on May 15, 2020)
3.1	Amended and Restated Certificate of Incorporation of TD Ameritrade Holding Corporation, dated October 6, 2020
3.2	Amended and Restated Bylaws of TD Ameritrade Holding Corporation, dated October 6, 2020
4.1	Sixth Supplemental Indenture, dated as of October 6, by and among TD Ameritrade Holding Corporation and U.S. Bank National Association, as trustee
10.1	Consent, Agreement and Joinder to the Amended and Restated IDA Agreement, dated as of October 6, 2020, by and among Charles Schwab & Co., Inc., TD Ameritrade, Inc., TD Ameritrade Clearing, Inc. and TD Ameritrade Trust Company
10.2	Amended and Restated Insured Deposit Account Agreement, dated as of November 24, 2019, by and among TD Bank USA, National Association, TD Bank, National Association and The Charles Schwab Corporation (incorporated by reference to Exhibit 10.6 to Schwab’s Current Report on Form 8-K (File No. 001-09700), filed with the Commission on November 29, 2019)*
99.1	Press Release, dated October 6, 2020
104	Cover Page Interactive Data File (formatted as inline XBRL document)

* Certain confidential information contained in this agreement has been omitted because it is not material and would be competitively harmful if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TD AMERITRADE HOLDING CORPORATION

Date: October 6, 2020	By:	/s/ Jon C. Peterson
	Name:	Jon C. Peterson
	Title:	Interim Chief Financial Officer